February 13, 2018
POPLAR FOREST OUTLIERS FUND

Institutional Class	IPFOX

A series of Advisors Series Trust (the "Trust")

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information ("SAI"), each dated January 28, 2018

At the request of Poplar Forest Capital, LLC, ("Poplar" or the "Adviser"), the Board of Trustees (the "Board") of the Trust has reviewed material relating to the Adviser's request to reorganize the Poplar Forest Outliers Fund (the "Outliers Fund"), into a pre-existing series, the Yorktown Mid Cap Fund (the "Yorktown Fund") of American Pension Investors Trust (the "Reorganization"), with investment objectives, strategies, policies and a portfolio management team that are substantially similar as that of the Outliers Fund.

Based on the materials provided to the Board, the Board has determined to approve an Agreement and Plan of Reorganization (the "Plan") whereby the Outliers Fund would reorganize out of the Trust and into the Yorktown Fund.  The Plan provides for an exchange of Institutional Class shares of the Outliers Fund for Institutional Class shares of the Yorktown Fund, which would be distributed pro rata by the Outliers Fund to the holders of the shares of such class in complete liquidation of the Outliers Fund, and the Yorktown Fund's assumption of all of the liabilities of the Outliers Fund.  Institutional Class shareholders of the Outliers Fund will receive shares of the Yorktown Fund equal in value to the shares of the Outliers Fund held by the shareholders prior to the Reorganization.  The effect of the Reorganization will be that the Outliers Fund's shareholders will become shareholders of the Yorktown Fund.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

In March 2018, shareholders of the Outliers Fund will receive a proxy statement soliciting their votes with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about April 20, 2018.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Outliers Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so that future solicitations may be avoided.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for reference.